UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) Feruary 28, 2005
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                           Interleukin Genetics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 000-23413                              94-3123681
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         (Commission File Number)            (IRS Employer Identification No.)


               135 Beaver Street Waltham, MA                    02452
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         (Address of Principal Executive Offices)            (Zip Code)

                                 (781) 398-0700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement.


On March 3, 2005, Interleukin Genetics, Inc. announced that it had entered into two new research agreements with Access Business Group LLC, a subsidiary of Alticor Inc., and that it had amended its Stock Purchase Agreement and Distribution Agreement with other affiliates of Alticor. Under the new research agreements, Interleukin Genetics will conduct research to develop risk assessment tests for the Asian market and undertake exploratory research to identify new product opportunities. Under these agreements, Interleukin Genetics is eligible to receive up to $5.0 million in additional research funding over a period of 24 months beginning on April 1, 2005.

The Stock Purchase Agreement was modified to extend the availability of Interleukin's existing $1.5 million line of credit for two more years through March 5, 2007, and to extend until March 5, 2007 the period during which Alticor and its affiliates are restricted from selling shares of Series A Preferred Stock acquired in March 2003. The credit facility is available for Interleukin to draw against in connection with expenditures related to new or expanded strategic partnerships or strategic collaborations. The Distribution Agreement was amended to require a $2.0 million pre-payment by Alticor for future tests to be processed by Interleukin upon the achievement by Interleukin of a certain milestone in connection with its DNA Testing Laboratory.

A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated in this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.   Description
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   99.1       Press Release dated March 3, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Interleukin Genetics, Inc.
                                     (Registrant)



Date: March 3, 2005                  /s/ Fenel M. Eloi
                                     -----------------------------
                                     Fenel M. Eloi
                                     Chief Operating Officer,
                                     Chief Financial Officer,
                                     Treasurer and Secretary